Exhibit 99.1

2 nd Quarter 2016 Webinar Series

A Public Non - Traded Real Estate Investment Trust* Second Quarter 2016 Investor Presentation Platform Advisor To Investment Programs

American Realty Capital Global Trust II, Inc. 3 IMPORTANT INFORMATION Risk Factors See the section entitled “Risk Factors” in the most recent Annual Report on Form 10 - K for a discussion of the risks which should be considered in connection with our company . Forward - Looking Statements This presentation may contain forward - looking statements . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the end of this presentation and the fund’s most recent Annual Report on Form 10 - K or Quarterly Reports on Form 10 - Q from March 31, 2016 and June 30, 2016 for a more complete list of risk factors, as well as a discussion of forward - looking statements.

American Realty Capital Global Trust II, Inc. 4 STRATEGIC VIEW Quality Diversity Focus Value Creation • High quality, mission - critical assets • Leased to predominantly investment - grade tenants • Real estate investments held in 6 countries spanning 12 industries • Single - tenant, net leased properties • Office, industrial & distribution assets • Attractive spreads between cash cap rates and cost of debt • Currency risk is hedged with a number of instruments

American Realty Capital Global Trust II, Inc. 5 Key Criteria Tenant Credit Quality Real Estate / Market Fundamentals Asset Type  Tenant credit review  Competitive advantage analysis  Lease and Market rent analysis  Replacement cost determination Structure & Pricing  Single tenant, net lease, income producing, commercial properties  Corporate headquarters or other mission - critical assets  Long - term leases contractually tied to inflation indices or with periodic increases  Maximize differential between cap rates and cost of funding Hedging Strategy  Minimize principal/equity currency risk through asset - liability matching in local currencies (EUR and GBP)  Hedge net income from operations with forward currency & cross currency swaps Investment Process Deal Sourcing • Acquisition team with extensive real estate investment experience • Off - market opportunities from deep industry relationships • Tenants, owners, brokers, banks, capital markets • Senior management determines properties or portfolios to pursue Due Diligence • Issue and negotiate Letters of Intent (LOI) • Preliminary due diligence conducted on all properties or portfolios • Rental income projections and impact to portfolio analysis • Lease abstracts commence • Complete in - depth due diligence • Analyze financing alternatives • Contract negotiations Approval • Review & approval by investment committee • Board approves each transaction • Sign and execute purchase contract • Procure debt/equity financing • Close transaction INVESTMENT CRITERIA / PROCESS Well - defined investment strategies, rigorous underwriting and a skilled acquisition team are used to assemble a high - quality, long duration, diversified, net lease property portfolio in the U . S . and Europe .

(1) Contract purchase price, excluding acquisition related costs, based on the applicable exchange rate at time of purchase (2) Based on square footage (3) Based on an offering price of $25 per share (4) Based on Annualized Rental Income ARC GLOBAL II PORTFOLIO HIGHLIGHTS Notable Tenants (As of June 30, 2016) American Realty Capital Global Trust II, Inc. 6 Real Estate Purchase Price $619.9 million (1) No. of Properties 16 Rentable Square Feet 4,227,755 Percentage leased 99.9% Avg. Remaining Lease Term (2) 8.5 years No. of Industries 12 Countries 6 Distribution Yield (3) 7.1% Weighted Avg. Mortgage Rate / Cost of All Debt 2.5% / 4.3% France 25.5% Germany 2.3% Luxembourg 9.9% The Netherlands 18.0% United Kingdom 39.9% United States 4.4% Geographic Concentration (4) 12.6% 47.3% 37.0% 3.1% 0% 10% 20% 30% 40% 50% 2022 2023 2024 2025 2026+ % of Portfolio SF Lease Expiration Schedule (2) No Expiry until 2023

(1) Annualized rental income converted to USD as of June 30, 2016 and includes tenant concessions, as applicable ARC GLOBAL II INVESTMENTS (as of June 30, 2016) American Realty Capital Global Trust II, Inc. 7 ARC Global II Industry Concentration Tenant Industry Number of Properties Rentable Square Feet Annualized Rental Income (000’s) (1) Annualized Rental Income as a % of Total Portfolio Financial Services 2 665,467 $13,385 27.9% Engineering 1 365,832 11,257 23.5% Publishing 1 873,119 6,873 14.3% Telecommunications 1 265,309 5,500 11.4% Logistics 3 1,273,068 3,089 6.4% Technology 2 243,520 1,954 4.1% Defense 1 96,995 1,522 3.2% Retail Food Distribution 1 152,235 1,339 2.8% Government Services 1 41,452 904 1.9% Auto Manufacturer 1 111,798 808 1.7% Freight 1 68,960 760 1.6% Environmental Services 1 70,000 563 1.2% Total: 16 4,227,755 $47,954 100.0%

FINANCIAL OVERVIEW American Realty Capital Global Trust II, Inc. 8 American Capital Global Trust II, Inc. Balance Sheet Metrics – 6/30/2016 (all in $000s) Total Real Estate Investments, at Cost (1) $586,360 Less: Accumulated Depreciation and Amortization (20,228) Total Real Estate Investments, Net 566,132 Cash and Cash Equivalents 35,014 Other Assets 35,734 Total Assets $636,880 Debt Outstanding: Mortgage Notes Payable (2) $287,972 Mezzanine Facility 132,716 Total Debt Outstanding 413,355 Other Liabilities 49,832 Total Liabilities 453,336 Total Equity 183,544 Total Liabilities and Equity $636,880 Total Debt / Total Assets 64.9% (1) Decrease of cost basis vs. purchase price of $619.9 million is primarily attributable to unfavorable foreign exchange rate movements (2) Mortgage Notes Payable reflects the gross payable balance, including $5.63 million of net deferred financing costs. • Terminated and paid in full ~$28.4 million on our Credit Facility from Barclays in March 2016 • Encumbered 5 properties generating mortgage proceeds of $29.5 million as of June 30, 2016 and used these proceeds to pay down € 10.0 million ($11.0 million) of our secondary mortgage loan. Company Highlights (in millions) Offering Proceeds (gross inception to date) $297.1 Distributions Reinvested 10.3 Total Proceeds $ 307.4 Financial Highlights – Q2 2016 All figures as of 6/30/2016

• On August 8, 2016, the Company and its operating partnership, American Realty Capital Global Trust II Operating Partnership, L.P. (the “OP”), entered into an Agreement and Plan of Merger with Global Net Lease, Inc. (“GNL”), the GNL OP and Mayflower Acquisition LLC, a wholly owned subsidiary of GNL (the “Merger Sub”), providing for the merger of the Company with the Merger Sub and the OP with the GNL OP (together, the “Mergers”). • On August 11, 2016, in contemplation of the Mergers, the Company’s board of directors determined to suspend the share repurchase program with respect to the later of August 12, 2016 and the day following the date on which the suspension is publically announced. • On August 11, 2016, in contemplation of the Mergers, the Company’s board of directors determined to suspend the distribution reinvestment plan (the "DRIP"). The final issuance of common stock pursuant to the DRIP occurred in connection with the distribution paid on August 1, 2016. American Realty Capital Global Trust II, Inc. 9 SUPPLEMENTAL INFORMATION

STRONG CORPORATE GOVERNANCE

Board of Directors



Lee M. Elman
Independent Director / Audit Committee Chair
- Founder & President of Elman Investors Inc., an international real-estate investment bank
- 40 years of real estate investment advising domestically and abroad
- Partner of Elman Ventures, an organization which is advisor to, and partner with various foreign investors in United States real estate ventures and
- Mr. Elman holds a J.D. from Yale Law School and a B.A. from Princeton University's Woodrow Wilson School of Public and International Affairs.



Robert H. Burns
Independent Director
- Founder of Regent International Hotels, a proprietor of luxury hotels
- Served as Chairman and Chief Executive Officer of Regent International Hotels
- 40 year industry veteran with extensive experience in overseas real estate investing and
- Served as a faculty member at the University of Hawaii from 1962 to 1994



Michael Weil
Executive Chairman
- Co-founder & CEO of AR Global
- Previously Senior VP of sales and leasing for AFRT and President of the Board of Directors of the Real Estate Investment Securities Administration (REISA).

Corporate Governance

- The board of directors of ARC Global II is comprised of a majority of independent directors, with additional oversight provided by an audit committee comprised solely of independent directors.
- PricewaterhouseCoopers currently serves as the external auditor and Deloitte serves as internal auditor for ARC Global Trust II. Both PricewaterhouseCoopers and Deloitte report directly to the audit committee
- Proskauer Rose currently serves as external legal counsel.

American Realty Capital Global Trust II, Inc. 10

BOARD OF DIRECTORS AND MANAGEMENT TEAM

AR Global | American Realty Capital Global Trust II

Management Team / Investment Committee

- Scott Bowman — *CEO and President*
- Tim Salvemini — *CFO*

ARC Global II Board of Directors

- Michael Weil — *Exec. Chairman*
- Bob Burns — *Independent Director*
- Lee Elman — *Independent Director and Audit Committee Chair*

Moor Park Management Team / Investment Committee

- Gary Wilder — *Executive Chairman*
- Shameel Kahn — *CEO*
- Jagdeep Kapoor — *CIO*

Acquisitions Team

United States

- Jason Slear — *Executive Vice President*
- Brian Mansouri — *Vice President*
- Audrey Ellis — *Vice President*
- Kyle Gray — *Analyst*

Europe

- Michael Glaser — *United Kingdom*
- Javier Paz Valibuena — *Germany*
- Greg Smith — *Nordics*
- Diego Voss — *Benelux*
- Jamal Dutheil — *France*

Asset Management

- David Layton — *Head of Asset Management*
- Paul Bergegna — *Vice President*
- Max Garelick — *Asset Management Analyst*
- Karen Masey — *Assistant Property Manager*
- Samir Mody — *Property Manager*

Legal

- Akomea Poku-Kankam — *Senior Vice President & Counsel*
- Jacqui Shimmin — *Senior VP & European Counsel*
- Ken Miles — *Transaction Counsel*

Finance / Operations

- Brandon Koch — *Chief Accounting Officer*
- Enessa Bruk — *Operations Controller*
- Shaun Riley — *Fund Controller*
- Leah Reifer — *Finance Manager*
- Graydon Butler — *COO*
- Sven Utermueller — *Investment Controller*

■ ARC Global II
■ Moor Park

Shared Services Support

Operations	Investor Relations	Accounting	Legal	Due Diligence
IT	Marketing	Human Resources	Financing	Asset Management

American Realty Capital Global Trust II, Inc. 11

Since Inception, American Realty Capital Global Trust II, Inc. has paid out $2.95 per share of regular distributions in cash and DRIP. $2.95 per share (1) $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 American Realty Capital Global Trust II, Inc. 12 CONSISTENT DISTRIBUTIONS (1) Totals as of each period presented represent cumulative distributions per share paid to stockholders of record who have held sha res since November 1, 2014, the date when our distributions began to accrue. On October 22, 2014, our board of directors authorized, and we declared, a d ist ribution rate of $1.775 per annum, per share of common stock.

American Realty Capital Global Trust II, Inc. 13 There are risks associated with an investment in American Realty Capital Global Trust II, Inc. The following is a summary of som e of these risks. See the section entitled “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10 - K filed with the U.S. Securities and Exchange Commission on March 22, 2016 (the “10 - K”) and the quarterly reports for the quarters ended March 31, 2016 and June 30, 2016, filed on May 16, 2016 and August 15, 2016, respectively, for a discussion of the risks which should b e considered in connection with your investment . • We have a limited operating history . This inexperience makes our future performance difficult to predict . • All of our executive officers are also officers, managers and/or holders of a direct or indirect controlling interest in American Realty Capital Global II Advisors, LLC (the “Advisor”), and other entities affiliated with AR Global Investments, LLC (the successor business to AR Capital LLC, "AR Global") . As a result, our executive officers, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor's compensation arrangements with us and other investment programs advised by AR Global affiliates and conflicts in allocating time among these investment programs and us . These conflicts could result in unanticipated actions . • Because investment opportunities that are suitable for us may also be suitable for other AR Global - advised investment programs, our Advisor and its affiliates face conflicts of interest relating to the purchase of properties and other investments and such conflicts may not be resolved in our favor, meaning that we could invest in less attractive assets, which could reduce the investment return to our stockholders . • No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid . • If we and our Advisor are unable to find suitable investments, then we may not be able to achieve our investment objectives or pay distributions . • Our primary initial public offering ("IPO") raised substantially less proceeds than expected and has terminated in accordance with its terms . As a result, our portfolio will be less diversified than previously planned and we may suffer other materially adverse consequences . • The merger with GNL is subject to certain conditions, including approval by stockholders of Global II and GNL, and there is no assurance that the merger will be completed . • Failure to complete the merger could negatively impact the value of Global II common stock, and the future business and financial results of Global II . RISK FACTORS

American Realty Capital Global Trust II, Inc. 14 • We are obligated to pay fees that may be substantial to our Advisor and its affiliates . • We depend on tenants for our rental revenue and, accordingly, our rental revenue is dependent upon the success and economic viability of our tenants . • Increases in interest rates could increase the amount of our debt payments and limit our ability to pay distributions to our stockholders . • We may be unable to raise additional debt or equity financing on attractive terms or at all . • Adverse changes in exchange rates may reduce the value of our properties located outside of the United States . • We have paid distributions from proceeds from our primary offering, which is now terminated . As such, we do not expect to raise additional proceeds from our primary offering and, thus may be unable to pay future distributions at the same rate . • Our IPO lapsed in accordance with its terms on August 26 , 2016 after raising substantially less proceeds than expected , and we may not be able to obtain the additional capital we require from other sources . • We have not generated cash flows sufficient to pay our distributions to stockholders, as such, we may be forced to borrow at unfavorable rates or depend on our Advisor to waive reimbursement of certain expenses and fees to fund our distributions . There is no assurance that our Advisor will waive reimbursement of expenses or fees . • We are subject to risks associated with our international investments, including risks associated with compliance and changes in foreign laws, fluctuations in foreign currency exchange rates and inflation . • We are subject to risks associated with any dislocations or liquidity disruptions that may exist or occur in the credit markets of the United States of America and Europe from time to time . • We may fail to qualify to be treated as a real estate investment trust for U . S . federal income tax purposes ("REIT"), which would result in higher taxes, may adversely affect our operations and would reduce our NAV and cash available for distributions . • We may be deemed to be an investment company under the Investment Company Act of 1940 , as amended (the "Investment Company Act"), and thus subject to regulation under the Investment Company Act . • We may be exposed to risks due to a lack of tenant diversity, investment types and geographic diversity . • We may be exposed to changes in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism and changes in conditions of US or international lending, capital and financing markets . • The revenue derived from, and the market value of, properties located in the United Kingdom and continental Europe may decline as a result of the non binding referendum on June 23 , 2016 in which a majority of voters voted to exit the European Union (the “Brexit” vote) . • Our ability to refinance or sell properties located in the United Kingdom and continental Europe may be impacted by the economic and political uncertainty following the Brexit vote . • We may be exposed to changes in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes in conditions of U . S . or international lending, capital and financing markets, including as a result of the Brexit vote . RISK FACTORS

ARCGlobalTrust2.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com